Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,230.61
Total Transaction Valuation	30,634,429.16
Total Offset Amount	3,178.36
Net Fee	$ 1,052.25